UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 10, 2005

                             KNOCKOUT HOLDINGS, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)

            Delaware                 000-32007                13-4024018
            --------                 ---------                ----------
(State or other jurisdiction of     (Commission             (IRS Employer
         incorporation)             File Number)          Identification No.)

       100 W. Whitehall Avenue, Northlake, IL                  60164
       --------------------------------------                  -----
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (708) 273-6900


                   Former name, if changed since last report:
                    United Network Marketing Services, Inc.

                             Gregory Sichenzia, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                               New York, NY 10018
                              Phone: (212) 930-9700
                            Facsimile: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS.

         Effective January 10, 2005 the Registrant changed its name from United Network Marketing Services, Inc. to Knockout Holdings, Inc. In addition, effective January 12, 2005, the Registrant's quotation symbol on the Over-The-Counter Bulletin Board was changed from UMKG.OB to KNOH.OB.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(c) EXHIBITS

Exhibit 3.1 Certificate of Ownership and Merger of United Network Marketing Services, Inc. and Knockout Holdings, Inc. changing the Registrant's name to Knockout Holdings, Inc.

Exhibit 99.1      Press release dated January 12, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KNOCKOUT HOLDINGS, INC.


Dated: January 12, 2005                     By: /s/ Oscar Turner
                                                --------------------------------
                                            Name:   Oscar Turner
                                            Title:  Chief Financial Officer